UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 3, 2004

(Date of earliest event reported)

GENELABS TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

California	0-19222	94-3010150

(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

505 Penobscot Drive, Redwood City, California 94063

(Address of principal executive offices, including zip code)

(650) 369-9500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

ITEM 7.	EXHIBITS

99.1	Press Release of Registrant, dated August 3, 2004, entitled “Genelabs Technologies, Inc. Reports Financial Results for the Second Quarter and First Half of 2004.”

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On August 3, 2004, Genelabs Technologies, Inc., a California corporation (“Registrant”), issued a press release announcing its financial results for the second quarter and first half of 2004. The text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

          The information in this Current Report, including the exhibit hereto, shall not be deemed filed with the Securities and Exchange Commission and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date hereof), irrespective of any general incorporation language contained in such filing.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

GENELABS TECHNOLOGIES, INC.

By:	/s/ Matthew M. Loar

Name:	Matthew M. Loar
Title:	Chief Financial Officer

Date: August 3, 2004

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release of Registrant, dated August 3, 2004, entitled “Genelabs Technologies, Inc. Reports Financial Results for the Second Quarter and First Half of 2004.”